Financial Income and Expenses	12 Months Ended
Dec. 31, 2025
Analysis of income and expense [abstract]
Financial Income and Expenses	Note 9
Financial Income and Expenses

EUR'000	2025	2024	2023
Foreign currency gain	5,784	1,511	109
Fair value change of derivative (ineffectiveness)	—	428	—
Interest income	1,714	3,294	1,432
Financial income	7,498	5,233	1,541

EUR'000	2025	2024	2023
Interest linked to debt liabilities	21,209	2,368	2,851
Guarantee charges	994	581	—
Fair value change of derivative (ineffectiveness)	1,577	—	765
Lease liabilities	746	428	25
Foreign currency loss	10,877	3,322	389
Bank fees	1,974	501	456
Financial expenses	37,377	7,200	4,486
Total interest paid in 2025 as per Consolidated Statement of Cash Flows amounts to EUR 56 million (2024:
EUR 19.7 million; 2023: EUR 7.1 million) and has primarily been capitalised to Property, Plant and Equipment.
For further information refer to Note 13. Interest linked to debt liabilities include EUR 2.4 million in 2024 and
EUR 1.9 million in 2023 relating to the write off of loan fees associated with previous debt facilities. In addition, in 2023, EUR 1.0 million relates to the amendment of a prior debt facility in June 2023.
Accounting policies
Finance income and expenses comprise interest income and expenses, as well as realised and unrealised exchange rate gains and losses on transactions denominated in foreign currencies, together with fair value adjustments related to the ineffective portion of financial instruments.
Interest income and interest expenses are recognised using the effective interest rate. The effective interest rate is the discount rate used to discount expected future cash payments or receipts over the expected life of a financial asset or financial liability to the amortised cost (carrying amount) of such asset or liability.